                                                           EXHIBIT 99.6(d)


                      Amendment to Distribution Agreements
                      ------------------------------------


     The Distribution Agreements between Prudential Mutual Fund Distributors, Inc. and each of the Funds listed below are hereby transferred to Prudential Securities Incorporated effective January 1, 1996.


Name of Fund                             Date of Agreement
------------                             -----------------


The BlackRock Government Income Trust    August 30, 1991 and amended
                                         (Class A) and restated on April 12,
                                         1995

Command Government Fund                  September 15, 1988 and amended and
                                         restated on April 12, 1995

Command Money Fund                       September 15, 1988 and amended and
                                         restated on April 12, 1995

Command Tax-Free Money Fund              September 15, 1988 and amended and
                                         restated on April 12, 1995

Global Utility Fund, Inc.                February 4, 1991 and (Class A) amended
                                         and restated on July 1, 1993, August 1,
                                         1994 and May 4, 1995

Nicholas-Applegate Fund, Inc.            August 1, 1994 and amended (Class A)
                                         and restated on May 12, 1995

        Nicholas-Applegate Growth Equity Fund

Prudential Allocation Fund               January 22, 1990 and(Class A) amended
                                         and restated on August 1, 1994 and
        Strategy Portfolio               May 3, 1995
        Balanced Portfolio

Prudential California Municipal Fund     August 1, 1994 and amended  (Class A)
                                         and restated on May 5, 1995

     California Income Series
     California Series

Prudential California Municipal Fund     February 10, 1989 and
                                         amended and restated on
     California Money Market Series      July 1, 1993 and May 5, 1995

Prudential Diversified Bond Fund, Inc.   January 3, 1995 and amended (Class A)
                                         and restated on June 13, 1995

Prudential Equity Fund, Inc.             August 1, 1994 and amended (Class A)
                                         and restated on May 5, 1995

Prudential Equity Income Fund            August 1, 1994 and amended  (Class A)
                                         and restated on  May 3, 1995

Prudential Europe Growth Fund, Inc.      July 11, 1994 and amended (Class A) and
                                         restated on June 13, 1995

Prudential Global Fund, Inc.             August 1, 1994 and amended (Class A)
                                         and restated on June 5, 1995

Prudential Global Genesis Fund, Inc.     August 1, 1994 and amended  (Class A)
                                         and restated on May 3, 1995

Prudential Global Natural Resources
Fund, Inc.                               August 1, 1994 and amended (Class A)
                                         and restated on May 3, 1995

Prudential Government Income Fund, Inc.  January 22, 1990 and (Class A) amended and restated on April 13, 1995

Prudential Government Securities Trust   November 20, 1990 and Money Market
                                         Series amended and restated on
U.S. Treasury Money Market Series        July 1, 1993, May 2, 1995
                                         and August 1, 1995

Prudential Growth Opportunity
Fund, Inc.                               January 22, 1990 and (Class A)
                                         amended and restated on
                                         July 1, 1993, August 1, 1994
                                         and May 2, 1995

Prudential High Yield Fund, Inc.         January 22, 1990 and (Class A)
                                         amended and restated on
                                         July 1, 1993, August 1, 1994
                                         and May 2, 1995

Prudential Institutional Liquidity
Portfolio, Inc.                          November 20, 1987 and amended and
                                         restated on

Prudential Institutional Money
Market Series                            July 1, 1993 and
                                         April 11, 1995

Prudential Intermediate Global
Income Fund, Inc.                        August 1, 1994 and amended (Class A)
                                         and restated on May 10, 1995

Prudential MoneyMart Assets, Inc.        May 1, 1988 and amended and restated on
                                         July 1, 1993 and May 10, 1995

Prudential Mortgage Income Fund, Inc.    August 1, 1994 and amended (Class A)
                                         and restated on May 5, 1995

Prudential Multi-Sector Fund, Inc.       August 1, 1994 and amended (Class A)
                                         and restated on May 3, 1995

Prudential Municipal Bond Fund           August 1, 1994 and amended
                                         (Class A) and restated on May 3, 1995

     Insured Series
     High Yield Series
     Intermediate Series

Prudential Municipal Series Fund         August 1, 1994 and amended (Class A)
                                         and restated on May 5, 1995

     Florida Series
     Hawaii Income Series
     Maryland Series
     Massachusetts Series
     Michigan Series

     New Jersey Series
     New York Series
     North Carolina Series
     Ohio Series
     Pennsylvania Series

Prudential Municipal Series Fund

  Connecticut Money Market Series        February 10, 1989 and
Massachusetts Money Market Series        amended and restated on
  New Jersey Money Market Series         July 1, 1993 and May 5, 1995
  New York Money Market Series

Prudential National Municipals
Fund, Inc.                               January 22, 1990 and (Class A)
                                         amended and restated on
                                         July 1, 1993, August 1, 1994
                                         and May 2, 1995


Prudential Pacific Growth Fund, Inc.     August 1, 1994 and amended  (Class A)
                                         and restated on June 5, 1995

Prudential Global Limited Maturity
Fund, Inc.                               August 1, 1994 and amended
     (formerly Prudential Short-Term     (Class A) and restated on June 5,
     Global Income                       1995 Fund Inc.)


     Global Assets Portfolio
     Limited Maturity Portfolio

Prudential Special Money Market Fund     January 12, 1990 and
     Money Market Series                 amended and restated on April 12, 1995

Prudential Structured Maturity
Fund, Inc.                               August 1, 1994 and amended (Class A)
                                         and restated on June 14, 1995
     Income Portfolio

Prudential Tax-Free Money Fund, Inc.     May 2, 1988 and amended and restated on
                                         July 1, 1993, May 2, 1995 and
                                         August 1, 1995

Prudential U. S. Government Fund         August 1, 1994 and amended (Class A)
                                         and restated on June 5, 1995

Prudential Utility Fund, Inc.            August 1, 1994 and amended (Class A)
                                         and restated on June 14, 1995

                    EACH OF THE FUNDS LISTED ABOVE



               By

                    /s/ Robert F. Gunia
                    ----------------------------------------
                    Robert F. Gunia
                    Vice President


                    PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC.


               By

                    /s/ Stephen P. Fisher
                    ----------------------------------------
                    Stephen P. Fisher
                    Vice President


AGREED TO AND ACCEPTED BY:


     PRUDENTIAL SECURITIES INCORPORATED

By

       /s/ Brendan Boyle
       ----------------------------------
       Brendan Boyle
       Senior Vice President